                                                                  EXHIBIT 10.40

                                  AMENDMENT NO. 1


     THIS AMENDMENT NO. 1 (this "AMENDMENT"), dated as of July 22, 1997, among
R. J. Tower Corporation, a Michigan corporation (the "COMPANY"), the various financial institutions that are or may become parties to the Credit Agreement described hereinbelow (individually, a "LENDER" and collectively, the "LENDERS") and Bank of America National Trust and Savings Association, as agent for the Lenders (in such capacity, the "AGENT"), is made pursuant to Section 10.1 of that certain Credit Agreement, dated as of April 18, 1997 (as amended or modified and in effect on the date hereof, the "EXISTING CREDIT AGREEMENT" and, as amended or otherwise modified in this Amendment, the "AMENDED CREDIT AGREEMENT"; capitalized terms used but not defined herein having the same respective meanings as in the Amended Credit Agreement), among the Company, the Lenders and the Agent.

                                     WITNESSETH:

     WHEREAS, the Company has requested that the Lenders amend the Existing Credit Agreement in the manner hereinafter appearing; and, subject to the terms and conditions set forth herein, the Lenders have agreed to so amend the Existing Credit Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                               ARTICLE 1. - AMENDMENTS

     1.1. Section 2.16.1(b)(ii) of the Existing Credit Agreement is hereby amended by inserting the following proviso immediately before the final period thereof:

     ", PROVIDED that nothing in this CLAUSE (ii) shall release any LC Issuer from its obligation to Issue any Standby Letter of Credit to support Existing IRBs having the terms and conditions specified in the indenture governing such Existing IRBs"

     1.2. Section 2.16.1(c)(ii) of the Existing Credit Agreement is hereby amended by inserting the phrase "in the case of Letters of Credit other than Standby Letters of Credit supporting Existing IRBs," immediately after the letter "(x)" in the third line thereof.

     1.3. Section 7.8(f) of the Existing Credit Agreement is hereby amended by deleting the last word "and" therefrom.

     1.4. Section 7.8(g) of the Existing Credit Agreement is hereby amended by deleting the final period and substituting the phrase "; and" in lieu thereof.

     1.5. The following new clause (h) is hereby added to Section 7.8 of the Existing Credit Agreement:

            (h) Guaranty Obligations of (i) the Company, (ii) Domestic Subsidiaries or (iii) Foreign Subsidiaries that are Material Subsidiaries but not Foreign 956 Subsidiaries, in each case with respect to obligations of the Parent under any Approved Parent Debt and, in the case of subordinated Approved Parent Debt, where such Guaranty Obligations are similarly subordinated to the reasonable satisfaction of the Agent, and only where such Person has executed and delivered a Guaranty to the Agent.

     1.6. Section 7.11(d) of the Existing Credit Agreement is hereby amended by deleting the last word "and" therefrom.

     1.7. Section 7.11(e) of the Existing Credit Agreement is hereby amended by deleting the final period and substituting the phrase "; and" in lieu thereof.

     1.8. The following new clause (f) is hereby added to Section 7.11 of the Existing Credit Agreement:

            (f)    may declare and pay Debt Service Dividends.

     1.9. Section 7.15(c) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

            (c) the Leverage Ratio on the last day of any fiscal quarter for the Reference Period then ended to be more than the applicable ratio set forth against the applicable period below:

                    Period
                    ------
            From                  To            Maximum Ratio
            ----                  --            -------------
     Closing Date         December 30, 1999      4.50 to 1.00
     December 31, 1999    December 30, 2000      4.25 to 1.00
     December 31, 2000    thereafter             4.00 to 1.00

     1.10. Section 7.15 of the Existing Credit Agreement is hereby amended by adding a new clause (d) to the end thereof:

            (d) the Senior Leverage Ratio on the last day of any fiscal quarter for the Reference Period then ended to be more than the applicable ratio set forth against the applicable period below:

                    Period
                    ------
            From                To               Maximum Ratio
            ----                --               -------------
     Closing Date         December 30, 1999      3.50 to 1.00
     December 31, 1999    December 30, 2000      3.25 to 1.00
     December 31, 2000    thereafter             3.00 to 1.00

     1.11. Section 10.8(a) of the Existing Credit Agreement is hereby amended by inserting the parenthetical "(PROVIDED that the minimum principal or face amount of an assignment and delegation to an existing Lender shall be $5,000,000)" immediately after the amount "$10,000,000" in the fourteenth line thereof.

     1.12. The definition of "EBITDA" in Schedule 1.1 of the Existing Credit Agreement is hereby amended by inserting the phrase "or the Senior Leverage Ratio" immediately after the phrase "the Leverage Ratio" in the sixth line thereof.

     1.13. Schedule 1.1 of the Existing Credit Agreement is hereby amended by adding the following new definitions thereto in the appropriate alphabetical order:

            "APPROVED PARENT DEBT" means any unsecured Indebtedness issued by the Parent, the proceeds of which are applied to the prepayment of the Revolving Loans, which in each case has no scheduled payments of principal before April 18, 2004 and which contains terms and conditions which are acceptable to the Agent in its reasonable discretion (including terms and conditions with respect to amounts, maturities, covenants, defaults, remedies and subordination).

            "DEBT SERVICE DIVIDENDS" means cash dividends declared and made by the Company to the Parent in such amounts and to the extent necessary to allow the Parent to make any regularly scheduled payment of interest or the payment of principal at maturity in respect of any Approved Parent Debt if and to the extent that such payment is not prohibited at such time by the subordination provisions or other applicable terms of such Approved Parent Debt or any instrument governing such Approved Parent Debt.

            "SENIOR LEVERAGE RATIO" for any Reference Period means the ratio of (x) total Indebtedness of the Parent and its Subsidiaries, excluding any Subordinated Indebtedness, Approved Parent Debt which is subordinated in right of payment to the Obligations and related Guaranty Obligations on the last day of such period to (y) EBITDA for such period.

                               ARTICLE 2. - CONDITIONS

     2.1. This Amendment shall become effective as of the date hereof on the date (the "AMENDMENT EFFECTIVE DATE") that the Agent shall have received each of the following, in form and substance satisfactory to it:

            (a)    counterparts hereof executed by the parties hereto;

            (b) a certificate, dated as of the Amendment Effective Date, of the Secretary or Assistant Secretary of each Account Party and each Guarantor as to (i) resolutions of its Board of Directors then in full force and effect authorizing the execution and delivery of this Amendment, (ii) the incumbency and signatures of its officers signing this Amendment, and (iii) no amendments or other modifications to its articles or certificate of incorporation and by-laws having occurred since the date that the certified copies of such documents were delivered by such Person pursuant to Section 4.1(c)(i) of the Existing Credit Agreement; and

            (c) a certificate, dated as of the Amendment Effective Date, of an authorized officer of the Company as to (i) no Default or Event of Default shall have occurred and be continuing as of the Amendment Effective Date after giving effect to this Amendment, (ii) the correctness of the representations and warranties contained in the Credit Documents in all material respects as of the Amendment Effective Date after giving effect to this Amendment, and (iii) the satisfaction of each of the conditions precedent contained in this
     Article II.

     2.2. The Agent agrees to notify the Company and the Lending Parties of such Amendment Effective Date promptly after such Amendment Effective Date occurs.

                                 ARTICLE 3. - GENERAL

     3.1. To induce the Agent and the Lending Parties to enter into this Amendment, the Company warrants to the Agent and each Lending Party that: (a) the warranties contained in the Credit Documents, as amended by the Amendment, are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof; (b) after giving effect to this Amendment, no Event of Default or Default exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by each Account Party and each Guarantor, and the Amended Credit Agreement and each of the other Credit Documents are the legal, valid and binding obligations of the applicable Credit Party or Guarantor, enforceable against such Credit Party or Guarantor in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity; and (d) no consent, approval, authorization, order, registration or qualification with any Governmental Authority or securities exchange is required for, and in the absence of which would adversely affect, the legal and valid execution and delivery or performance by any Account Party or any Guarantor of this Amendment or the performance by any Credit Party or any Guarantor of the Amended Credit Agreement or any other Credit Document to which they are party.

     3.2. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

     3.3. Except as specifically provided above, the Existing Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Agent or any Lending Party under the Existing Credit Agreement or any of the other Credit Documents, nor constitute a waiver or modification of any provision of any of the other Credit Documents.

     3.4. On and after the Amendment Effective Date, each reference in the Existing Credit Agreement and related documents to "Credit Agreement," "this Agreement" or words of like import, shall, unless the context otherwise requires, be deemed to refer to the Amended Credit Agreement.

     3.5. The Company agrees to pay on demand all reasonable costs and expenses incurred at any time by the Agent (including the reasonable attorney fees and expenses for the Agent, including the allocated cost of internal counsel) in connection with the preparation, negotiation, execution and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith.

     3.6. This Amendment shall be binding upon shall inure to the benefit of the parties hereto and their respective successors and assigns as provided in the Amended Credit Agreement.


                                *   *   *   *   *

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                          R. J. TOWER CORPORATION,
                          a Michigan corporation



                          By:    /s/ Carl E. Nelson
                                 ---------------------
                          Name:  Carl E. Nelson
                                 ---------------------
                          Title: Vice President
                                 ---------------------


                          R. J. TOWER CORPORATION,
                          an Indiana corporation



                          By:    /s/ Carl E. Nelson
                                 ---------------------
                          Name:  Carl E. Nelson
                                 ---------------------
                          Title: Vice President
                                 ---------------------

                          R. J. TOWER CORPORATION,
                          a Kentucky corporation



                          By:    /s/ Carl E. Nelson
                                 ---------------------
                          Name:  Carl E. Nelson
                                 ---------------------
                          Title: Vice President
                                 ---------------------

                                       S1

                          BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                          ASSOCIATION, as Agent



                          By:    /s/ Lynn Stetson
                                 ---------------------
                          Name:  Lynn Stetson
                                 ---------------------
                          Title: Managing Director
                                 ---------------------


                          BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                          ASSOCIATION, as a Lender, LC Issuer and
                          Swingline Lender


                          By:    /s/ Lynn Stetson
                                 ---------------------
                          Name:  Lynn Stetson
                                 ---------------------
                          Title: Managing Director
                                 ---------------------


                                       S2

                          THE BANK OF NOVA SCOTIA


                          By:    /s/ J. R. Trimble
                                 ---------------------------
                          Name:  J. R. Trimble
                                 ---------------------------
                          Title: Senior Relationship Manager
                                 ---------------------------

                                       S3

                          BANKERS TRUST COMPANY


                          By:    /s/ Mary Jo Jolly
                                 ---------------------------
                          Name:  Mary Jo Jolly
                                 ---------------------------
                          Title: Assistant Vice President
                                 ---------------------------


                                       S4

                          THE CHASE MANHATTAN BANK


                          By:    /s/ Andres G. Kalnins
                                 ---------------------------
                          Name:  Andres G. Kalnins
                                 ---------------------------
                          Title: Vice President
                                 ---------------------------


                                       S5

                          COMERICA BANK


                          By:    /s/ Steven P. Davis
                                 ---------------------------
                          Name:  Steven P. Davis
                                 ---------------------------
                          Title: Assistant V.P.
                                 ---------------------------


                                       S6

                          FIRST BANK NATIONAL ASSOCIATION


                          By:    /s/ Mark R. McDonald
                                 ---------------------------
                          Name:  Mark R. McDonald
                                 ---------------------------
                          Title: Vice President
                                 ---------------------------


                                       S7

                          THE FIRST NATIONAL BANK OF CHICAGO


                          By:    /s/ Krys Szremski
                                 ---------------------------
                          Name:  Krys Szremski
                                 ---------------------------
                          Title: V.P.
                                 ---------------------------


                                       S8

                          ABN AMRO BANK N.V.


                          By:    /s/ Peter L. Eaton
                                 ---------------------------
                          Name:  Peter L. Eaton
                                 ---------------------------
                          Title: Vice President
                                 ---------------------------




                          By:    /s/ John P. Richardson
                                 ---------------------------
                          Name:  John P. Richardson
                                 ---------------------------
                          Title: Asst. Vice President
                                 ---------------------------


                                       S9

                                 CAISSE NATIONALE DE CREDIT AGRICOLE


                                  By:    /s/ Dean Balice
                                       -------------------------
                                  Name:  Dean Balice
                                       -------------------------
                                  Title: Senior Vice President
                                       -------------------------


                                       S10

                                 CIBC INC.


                                 By:
                                        ---------------------------
                                 Name:
                                        ---------------------------
                                 Title:
                                        ---------------------------

                                       S11

                                 CREDIT LYONNAIS CHICAGO BRANCH


                                 By:    /s/ Michel Buysschaert
                                        ---------------------------
                                 Name:  Michel Buysschaert
                                        ---------------------------
                                 Title: Vice President
                                        ---------------------------

                                       S12

                                 THE DAI-ICHI KANGYO BANK, LTD.,
                                 CHICAGO BRANCH


                                 By:    /s/ Seiichiro Ino
                                        ---------------------------
                                 Name:  Seiichiro Ino
                                        ---------------------------
                                 Title: Vice President
                                        ----------------------------

                                       S13

                                 DRESDNER BANK AG NEW YORK AND
                                 GRAND CAYMAN BRANCHES


                                 By:    /s/ Christopher E. Sarisky
                                        ---------------------------
                                 Name:  Christopher E. Sarisky
                                        ---------------------------
                                 Title: Assistant Treasurer
                                        ---------------------------


                                 By:    /s/ John W. Sweeney
                                        ---------------------------
                                 Name:  John W. Sweeney
                                        ---------------------------
                                 Title: Assistant Vice President
                                        ---------------------------

                                      S14

                                 KEYBANK NATIONAL ASSOCIATION


                                 By:    /s/ Matthew P. Touhey
                                        ---------------------------
                                 Name:  Matthew P. Touhey
                                        ---------------------------
                                 Title: Asst. Vice President
                                        ---------------------------

                                       S15

                                 ROYAL BANK OF CANADA


                                 By:    /s/ Patrick K. Shields
                                        ---------------------------
                                 Name:  Patrick K. Shields
                                        ---------------------------
                                 Title: Manager, Corporate Banking
                                        ---------------------------

                                       S16

                                 THE BANK OF NEW YORK


                                 By:    /s/ Richard A. Raffetto
                                        ---------------------------
                                 Name:  Richard A. Raffetto
                                        ---------------------------
                                 Title: Vice President
                                        ---------------------------

                                       S17

                                 THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                 CHICAGO BRANCH


                                 By:    /s/ Hajme Watanabe
                                        ---------------------------
                                 Name:  Hajme Watanabe
                                        ---------------------------
                                 Title: Deputy General Manager
                                        ---------------------------


                                       S18

                                 BANQUE NATIONALE DE PARIS


                                 By:    /s/ Arnaud Collin du Bocage
                                        ---------------------------
                                 Name:  Arnaud Collin du Bocage
                                        ---------------------------
                                 Title: Executive Vice President
                                        and General Manager
                                        ---------------------------

                                       S19

                                 COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK
                                 B.A. "RABOBANK NEDERLAND", NEW YORK BRANCH


                                 By:
                                        ---------------------------
                                 Name:
                                        ---------------------------
                                 Title:
                                        ---------------------------


                                 By:
                                        ---------------------------
                                 Name:
                                        ---------------------------
                                 Title:
                                        ---------------------------

                                       S20

                                 FIRST UNION NATIONAL BANK
                                 (formerly known as First Union National Bank of North Carolina)


                                 By:    /s/ Mark M. Hardin
                                        ---------------------------
                                 Name:  Mark M. Hardin
                                        ---------------------------
                                 Title: Vice President
                                        ---------------------------

                                       S21

                                        THE FUJI BANK, LIMITED


                                 By:    /s/ Peter L. Chinnici
                                        ---------------------------
                                 Name:  Peter L. Chinnici
                                        ---------------------------
                                 Title: Joint General Manager
                                        ---------------------------

                                       S22

                                 ISTITUTO BANCARIO SAN PAOLO DI TORINO
                                 S.P.A.


                                 By:
                                        ---------------------------
                                 Name:
                                        ---------------------------
                                 Title:
                                        ---------------------------


                                 By:
                                        ---------------------------
                                 Name:
                                        ---------------------------
                                 Title:
                                        ---------------------------

                                       S23

                                 THE LONG-TERM CREDIT BANK OF JAPAN, LTD.


                                 By:    /s/ Mark A. Thompson
                                        ---------------------------
                                 Name:  Mark A. Thompson
                                        ---------------------------
                                 Title: Senior Vice President and
                                        Treasurer
                                        ---------------------------

                                       S24

                                 THE MITSUBISHI TRUST & BANKING CORPORATION,
                                 CHICAGO BRANCH


                                 By:    /s/ Mr. Hiroaki Tsuchiya
                                        ---------------------------
                                 Name:  Mr. Hiroaki Tsuchiya
                                        ---------------------------
                                 Title: Chief Manager
                                        ---------------------------

                                       S25

                                 THE SANWA BANK, LIMITED, CHICAGO BRANCH


                                 By:    /s/ Richard H. Ault
                                        ---------------------------
                                 Name:  Richard H. Ault
                                        ---------------------------
                                 Title: Vice President
                                        ---------------------------

                                       S26

                                 THE SUMITOMO BANK, LIMITED, CHICAGO
                                 BRANCH


                                 By:    /s/ John H. Kemper
                                        ---------------------------
                                 Name:  John H. Kemper
                                        ---------------------------
                                 Title: Senior Vice President
                                        ---------------------------

                                       S27

Each of the undersigned hereby consents to the Amendment, ratifies and confirms all terms and provisions of the Guaranty dated as of April 18, 1997 (the "GUARANTY") by the undersigned in favor of the Secured Parties and agrees that the Guaranty is and remains in full force and effect.


                                 R. J. TOWER CORPORATION,
                                 a Michigan corporation



                                 By:    /s/ Carl E. Nelson
                                        ---------------------------
                                 Name:  Carl E. Nelson
                                        ---------------------------
                                 Title: Vice President
                                        ---------------------------


                                 R. J. TOWER CORPORATION,
                                 an Indiana corporation



                                 By:    /s/ Carl E. Nelson
                                        ---------------------------
                                 Name:  Carl E. Nelson
                                        ---------------------------
                                 Title: Vice President
                                        ---------------------------


                                 R. J. TOWER CORPORATION,
                                 a Kentucky corporation



                                 By:    /s/ Carl E. Nelson
                                        ---------------------------
                                 Name:  Carl E. Nelson
                                        ---------------------------
                                 Title: Vice President
                                        ---------------------------


                                 TOWER AUTOMOTIVE, INC.



                                 By:    /s/ Carl E. Nelson
                                        ---------------------------
                                 Name:  Carl E. Nelson
                                        ---------------------------
                                 Title: Vice President
                                        ---------------------------

                                       S28

                                 EDGEWOOD MANUFACTURING CORP.


                                 By:    /s/ Carl E. Nelson
                                        ---------------------------
                                 Name:  Carl E. Nelson
                                        ---------------------------
                                 Title: Vice President
                                        ---------------------------


                                 KALAMAZOO STAMPING AND DIE COMPANY



                                 By:    /s/ Carl E. Nelson
                                        ---------------------------
                                 Name:  Carl E. Nelson
                                        ---------------------------
                                 Title: Vice President
                                        ---------------------------


                                 TOWER AUTOMOTIVE DELAWARE, INC.



                                 By:    /s/ Carl E. Nelson
                                        ---------------------------
                                 Name:  Carl E. Nelson
                                        ---------------------------
                                 Title: Vice President
                                        ---------------------------


                                 TOWER AUTOMOTIVE PRODUCTS COMPANY, INC.



                                 By:    /s/ Carl E. Nelson
                                        ---------------------------
                                 Name:  Carl E. Nelson
                                        ---------------------------
                                 Title: Vice President
                                        ---------------------------


                                 TRYLON CORPORATION



                                 By:    /s/ Carl E. Nelson
                                        ---------------------------

                                      S29

                                        Name:  Carl E. Nelson
                                        ---------------------------
                                        Title: Vice President
                                        ---------------------------


                                      S30